FIRST AMENDMENT TO MARKETING LICENSE AGREEMENT

    This First Amendment to the Marketing License Agreement (the "MLA") by and between Summus, Ltd. ("LTD") and High Speed Net Solutions, Inc. ("HSNS") is made and entered into as of the 16th day of August, 1999.

1. The MLA is hereby amended to provide that the initial three year term of the MLA ends three years from June 15, 1999. Accordingly, the second sentence of
    Section 26.1 is hereby amended by changing "February 23, 2002" to read "June 15, 2002". Any reference in the MLA to the initial three year term of the MLA shall mean the three year term ending June 15, 2002.

2. This Amendment shall become effective upon the consummation of the merger of Summus, Ltd. and Summus Technologies, Inc. If the merger is not consummated, then this Amendment shall be null and void and of no force or effect.

3. Except as otherwise specifically modified herein the remaining terms of the MLA, as amended, shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have signed this First Amendment to the MLA as of the date first above written.

                                  SUMMUS, LTD.


                                  By:      /S/ Bjorn Jawerth
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                                  Its:    President
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                                  HIGH SPEED NET SOLUTIONS, INC.


                                  By:      /s/ Michael M. Cimino
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                                  Its:     Chairman
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